Exhibit 10.1

[DEJA FOODS LETTERHEAD]

August 23, 2006

Dear Stockholder,

As a result of the Deja Foods, Inc. Chapter 11 filing, our previously effective registration statement filed with the SEC is no longer current. This means you may not publicly or privately offer to sell or sell your common stock in the company at this time. You must also refrain from doing so until we have filed an amendment to our registration statement which has been reviewed and declared effective by the SEC.

Sincerely,

/s/ David Fox

David Fox
CEO
Deja Foods, Inc.